                                  Exhibit 31.2

                            Section 302 Certification
                            of Robert A. Comey (CFO)

                                  CERTIFICATION

     I, Robert A. Comey, certify that:

     1.   I have  reviewed  this  annual  report  on Form  10-K of MACC  Private
          Equities Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to sate a material fact necessary to make the statements made, in light of the circumstances under which such  statements  were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this report,  fairly  present in all material respects the  condition,  results of operations  and cash flows of the registrant as of, and for, the periods presented in this report;

     4.   The registrant's  other certifying  officers and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and have:

          a)   Designed such disclosure controls and procedures,  or caused such disclosure  controls  or  procedures  to be  designed  under  our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          b)   Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls and presented in this report our  conclusions  about the effectiveness  of the controls and  procedures,  as of the end of the period covered by this report based on such evaluation; and

          c)   Presented in this report our conclusions  about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5.   The registrant's other certifying officers and I have disclosed, based on our most recent  evaluation  of  internal  control  over  financial reporting,  to the  registrant's  auditors and the audit  committee of registrant's  board of directors (or persons performing the equivalent functions):

          a)   all  significant  deficiencies  in the  design  or  operation  of internal  control over financial  reporting  which are reasonably likely to adversely  affect the  registrant's  ability to record, process, summarize and report financial information; and

          b)   any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal controls.

Date: December 28, 2007

         /s/ Robert A. Comey
         --------------------------------
         Robert A. Comey
         Chief Financial Officer and Treasurer